Exhibit 99.1

[GRAPHIC LOGO OMITTED]
TOMPKINS TRUSTCO INC.
                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210


For Immediate Release
Wednesday, April 23, 2003


Tompkins Trustco, Inc. reports first quarter earnings up 13.1%

ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)

Tompkins Trustco, Inc. reported net income of $5.9 million for the first quarter of 2003, an increase of 13.1% over the first quarter of 2002. On a per share basis, the Company earned $0.78 per diluted common share in the first quarter of 2003, up 13.0% over the $0.69 earned in the same quarter last year.

James J. Byrnes, Chairman and Chief Executive Officer stated, "Despite continued uncertainty in the economy, the Company's key performance ratios remained strong for the quarter, with return on assets of 1.40% and return on equity of 15.89%. We are particularly pleased that in this challenging economic climate, asset quality has remained high, while over the past twelve months we have seen our loan and lease outstandings increase by 12.3%." Net loan and lease charge-offs for the first quarter of 2003 represented a modest 0.10% of average loans and leases, which is unchanged from the same period last year. Nonperforming assets represented 0.43% of total assets at March 31, 2003, compared to 0.47% at March 31, 2002.

Total assets were $1.8 billion at March 31, 2003, up 14.9% over March 31, 2002. Asset growth included a 12.3% increase in total loans and leases, and a 24.4% increase in the securities portfolio. Favorable trends in deposits provided the main funding source for asset growth. Total deposits of $1.4 billion at March 31, 2003, were up 10.1% over March 31, 2002.

Net interest income was $16.5 million for the first quarter of 2003, an increase of 6.2% from the same period in 2002. Growth in earning assets helped offset a decline in net interest margin, from 4.80% in the first quarter of 2002, to 4.45% in the first quarter of 2003. Average earning assets of $1.6 billion for the first quarter of 2003, were up 14.9% over the same period in 2002.

Noninterest income was $6.1 million for the first quarter of 2003, an increase of 15.3% from 2002. Noninterest income for the current period benefited from growth in nearly all fee income categories. Key noninterest income growth categories for the quarter included: $1.7 million in service charges on deposit accounts, up $364,000; $1.3 million in insurance commissions and fees, up $93,000; and $500,000 in gains on the sale of residential mortgage loans, up $290,000. Revenue from trust and investment services was $1.0 million for the quarter, down $79,000 form the prior year. Mr. Byrnes commented, "Fees from trust and investment services are largely affected by the overall performance of the stock market. We are very happy with the success of our new business efforts in this area, which should serve us well when general market trends improve."

Noninterest expenses for the first quarter of 2003 were $13.2 million, up 4.7% over the same period in 2002. These increases were primarily due to higher salary and wages as well as pension related expenses. The expense growth for the quarter was relatively modest in comparison to revenue growth and the Company saw improvement in most efficiency measures.

Tompkins Trustco, Inc. operates 33 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company also offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout western New York. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.


"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.


Tompkins Trustco, Inc. - Consolidated Statements of Condition
(In thousands, except share data)                                                   (Unaudited)
                                                                                        As of            As of
                                                                                     03/31/2003       12/31/2002
                                                                                    ------------     ------------
ASSETS
Cash & noninterest bearing balances due from banks                                  $     60,158     $     53,898
Interest bearing balances due from banks                                                       0           10,000
Federal funds sold                                                                           325              400
Available-for-sale securities, at fair value                                             580,133          493,780
Held-to-maturity securities, fair value of $42,030 at
 March 31, 2003 and $40,260 at December 31, 2002                                          40,311           38,722
Loans and leases net of unearned income and deferred costs and fees                    1,004,471          995,346
Less:  Reserve for loan/lease losses                                                      11,990           11,704
                                                                                    ------------     ------------
                                                            Net Loans/Leases             992,481          983,642

Bank premises and equipment, net                                                          27,174           27,111
Corporate owned life insurance                                                            21,634           21,382
Goodwill                                                                                  10,757           10,684
Intangible assets                                                                          3,332            3,422
Accrued interest and other assets                                                         27,552           27,162
                                                                                    ------------     ------------
                                                                Total Assets        $  1,763,857     $  1,670,203
                                                                                    ============     ============
LIABILITIES, MINORITY INTEREST IN CONSOLIDATED
  SUBSIDIARIES AND SHAREHOLDERS' EQUITY
Deposits:
  Interest bearing:
    Checking, savings and money market                                              $    718,090     $    710,753
    Time                                                                                 392,625          379,603
  Noninterest bearing                                                                    245,177          249,929
                                                                                    ------------     ------------
                                                              Total Deposits           1,355,892        1,340,285

Federal funds purchased and securities sold under agreements to repurchase               120,386           77,843
Other borrowings                                                                         116,790           81,930
Other liabilities                                                                         19,607           18,059
                                                                                    ------------     ------------
                                                           Total Liabilities        $  1,612,675     $  1,518,117
                                                                                    ============     ============

Minority interest in consolidated subsidiaries                                             1,523            1,489

Shareholders' equity:
  Common Stock - par value $.10 per share, authorized 15,000,000 shares
    Issued: 7,394,127 at March 31, 2003; and 7,465,286 at December 31, 2002                  740              747
  Surplus                                                                                 42,812           45,997
  Undivided profits                                                                      100,380           96,722
  Accumulated other comprehensive income                                                   6,193            7,597
  Treasury stock, at cost - 24,529 shares at March 31, 2003,
    and December 31, 2002                                                                   (466)            (466)
                                                                                    ------------     ------------
                                            Total Shareholders' Equity              $    149,659     $    150,597
                                                                                    ============     ============
           Total Liabilities, Minority Interest in Consolidated Subsidiaries
                                                    and Shareholders' Equity        $  1,763,857     $  1,670,203
                                                                                    ============     ============

Tompkins Trustco, Inc. - Consolidated Statements of Income (Unaudited)

                                                                                    Quarter Ending
                                                                               03/31/2003    03/31/2002
                                                                               ----------    ----------
INTEREST AND DIVIDEND INCOME
Loans                                                                          $   16,891    $   16,766
Interest on balances due from banks                                                    15             0
Federal funds sold                                                                     13            56
Available-for-sale securities                                                       5,476         5,645
Held-to-maturity securities                                                           394           286
                                                                               ----------    ----------
                                          Total Interest and Dividend Income       22,789        22,753
                                                                               ----------    ----------
INTEREST EXPENSE
Deposits:
  Time certificates of deposits of $100,000 or more                                   754           903
  Other deposits                                                                    3,809         4,613
Federal funds purchased and securities sold under
  agreements to repurchase                                                            620           639
Other borrowings                                                                    1,062         1,021
                                                                               ----------    ----------
                                                      Total Interest Expense        6,245         7,176
                                                                               ----------    ----------
                                                         Net Interest Income       16,544        15,577
                                                                               ----------    ----------
                                      Less:  Provision for loan/lease losses          540           376
                                                                               ----------    ----------
                   Net Interest Income After Provision for Loan/Lease Losses       16,004        15,201
                                                                               ----------    ----------
NONINTEREST INCOME
Trust and investment services income                                                1,000         1,079
Service charges on deposit accounts                                                 1,679         1,315
Insurance commissions and fees                                                      1,270         1,177
Other service charges                                                               1,330         1,098
Increase in cash surrender value of corporate owned life insurance                    252           311
Other income                                                                          535           330
Net realized gain on available-for-sale securities                                     59             0
                                                                               ----------    ----------
                                                    Total Noninterest Income        6,125         5,310
                                                                               ----------    ----------
NONINTEREST EXPENSES
Salary and wages                                                                    5,987         5,430
Pension and other employee benefits                                                 1,833         1,574
Net occupancy expense of bank premises                                                896           736
Furniture and fixture expense                                                         822           817
Amortization of intangible assets                                                     190           238
Other operating expense                                                             3,499         3,833
                                                                               ----------    ----------
                                                  Total Noninterest Expenses       13,227        12,628
                                                                               ----------    ----------
                               Income Before Income Tax Expense and Minority
                                       Interest in Consolidated Subsidiaries        8,902         7,883
                                                                               ----------    ----------
Minority interest in consolidated subsidiaries                                         33            34
                                                          Income Tax Expense        2,984         2,644
                                                                               ----------    ----------
                                                                  Net Income   $    5,885    $    5,205
                                                                               ----------    ----------
Basic Earnings Per Share                                                       $     0.79    $     0.70
Diluted Earnings Per Share                                                     $     0.78    $     0.69
                                                                               ----------    ----------


Tompkins Trustco, Inc.
Summary Financial Data (Unaudited)                                            Quarter-Ended                               Year-Ended
                                                    ------------------------------------------------------------------    ---------
                                                      Mar-03        Dec-02        Sep-02        Jun-02        Mar-02       Dec-02
                                                    ----------    ----------    ----------    ----------    ----------    ---------
Period End Balance Sheet (in thousands)
Securities                                          $  620,444    $  532,502    $  527,717    $  523,814    $  498,819   $  532,502
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Loans and leases, net of unearned income and
 deferred costs and fees                             1,004,471       995,346       950,766       927,863       894,475      995,346
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Reserve for loan/lease losses                           11,990        11,704        11,345        11,055        10,864       11,704
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Total assets                                         1,763,857     1,670,203     1,639,879     1,586,178     1,535,732    1,670,203
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Total deposits                                       1,355,892     1,340,285     1,313,387     1,270,185     1,230,997    1,340,285
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Federal funds purchased and securities sold under
 agreements to repurchase                              120,386        77,843        74,133        69,752        72,742       77,843
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Other borrowings                                       116,790        81,930        82,076        84,361        84,569       81,930
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Shareholders' Equity                                   149,659       150,597       146,553       140,758       131,918      150,597
                                                    ----------    ----------    ----------    ----------    ----------   ----------

Average Balance Sheet (in thousands)
Average assets                                      $1,701,291    $1,665,469    $1,609,206    $1,574,592    $1,482,520   $1,583,503
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Average equity                                         150,209       146,926       142,991       135,245       133,107      139,614
                                                    ----------    ----------    ----------    ----------    ----------   ----------

Share data
Weighted average shares outstanding (basic)          7,413,866     7,415,112     7,402,341     7,409,957     7,411,335    7,409,672
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Weighted average shares outstanding (diluted)        7,532,194     7,569,106     7,563,959     7,544,742     7,540,233    7,553,261
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Period-end shares outstanding                        7,369,598     7,440,757     7,410,465     7,395,792     7,412,769    7,440,757
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Book value per share                                $    20.31    $    20.24    $    19.78    $    19.03    $    17.80   $    20.24
                                                    ----------    ----------    ----------    ----------    ----------   ----------

Income Statement (in thousands, except per share
data)
Net interest income                                 $   16,544    $   16,628    $   16,551    $   16,385    $   15,577   $   65,141
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Provision for loan/lease losses                            540           738           686           435           376        2,235
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Noninterest income                                       6,125         6,338         6,302         5,754         5,310       23,704
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Noninterest expense                                     13,227        14,149        12,797        12,696        12,628       52,270
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Minority interest in consolidated subsidiaries              33            33            34            33            34          134
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Income tax expense                                       2,984         2,467         3,128         3,053         2,644       11,292
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Net income                                               5,885         5,579         6,208         5,922         5,205       22,914
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Basic earnings per share                            $     0.79    $     0.75    $     0.84    $     0.80    $     0.70   $     3.09
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Diluted earnings per share                          $     0.78    $     0.74    $     0.82    $     0.78    $     0.69   $     3.03
                                                    ----------    ----------    ----------    ----------    ----------   ----------

Asset Quality (in thousands)
Net charge-offs                                     $      254    $      379    $      396    $      244    $      218   $    1,237
                                                    ----------    ----------    ----------    ----------    ----------   ----------
 Nonaccrual loans and leases                             6,585         6,977         6,891         6,152         6,823        6,977
                                                    ----------    ----------    ----------    ----------    ----------   ----------
 Loans and leases 90 days past due and accruing            317           368            40            40            88          368
                                                    ----------    ----------    ----------    ----------    ----------   ----------
 Troubled debt restructurings not included above           252           179           180           180           183          179
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Total nonperforming loans and leases                     7,154         7,524         7,111         6,372         7,094        7,524
                                                    ----------    ----------    ----------    ----------    ----------   ----------
 OREO                                                      399           279           282           267            77          279
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Nonperforming assets                                     7,553         7,803         7,393         6,639         7,171        7,803
                                                    ----------    ----------    ----------    ----------    ----------   ----------

Tompkins Trustco, Inc.
Summary Financial Data  - Continued (Unaudited)                               Quarter-Ended                               Year-Ended
                                                    ------------------------------------------------------------------    ----------
                                                      Mar-03        Dec-02        Sep-02        Jun-02        Mar-02        Dec-02
                                                    ----------    ----------    ----------    ----------    ----------    ---------
RATIO ANALYSIS
Credit Quality
Net loan and lease losses/ average loans
 and leases *                                             0.10%         0.16%         0.17%         0.11%         0.10%        0.13%
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Nonperforming loans and leases/loans and leases           0.71%         0.76%         0.75%         0.69%         0.79%        0.76%
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Nonperforming assets/assets                               0.43%         0.47%         0.45%         0.42%         0.47%       0.47%
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Reserve/ nonperforming loans loans and leases           167.60%       155.56%       159.54%       173.49%       153.14%      155.56%
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Reserve/loans and leases                                  1.19%         1.18%         1.19%         1.19%         1.21%        1.18%
                                                    ----------    ----------    ----------    ----------    ----------   ----------

Capital Adequacy (period-end)
Tier I capital / average assets                            7.9%          8.0%          8.1%          8.0%          8.2%         8.0%
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Total capital / risk-weighted assets                      13.5%         13.7%         13.8%         13.8%         13.9%        13.7%
                                                    ----------    ----------    ----------    ----------    ----------   ----------

Profitability
Return on average assets *                                1.40%         1.33%         1.53%         1.51%         1.42%        1.45%
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Return on average equity *                               15.89%        15.06%        17.22%        17.56%        15.86%       16.41%
                                                    ----------    ----------    ----------    ----------    ----------   ----------
Net interest margin (TE) *                                4.45%         4.48%         4.61%         4.69%         4.80%        4.64%
                                                    ----------    ----------    ----------    ----------    ----------   ----------


* Quarterly ratios have been annualized